                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities

                   Exchange Act of 1934 (Amendment No._____)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-12

                              KEYCO BOND FUND, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

________________________________________________________________________________

(2)  Form, schedule or registration statement no.:

________________________________________________________________________________

(3)  Filing party:

________________________________________________________________________________

(4)  Date filed:

________________________________________________________________________________

                              KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1630
                           SOUTHFIELD, MICHIGAN 48034

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, DECEMBER 16, 2008

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), will be held at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, on Tuesday, December 16, 2008, at 10:30 a.m., Detroit time, for the following purposes:

          (1) To elect five directors to serve until the next Annual Meeting of Shareholders;

          (2) To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company's registered independent auditor for the year ending September 30, 2009; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Information with respect to these matters is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 3, 2008, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     Please execute and promptly return the enclosed Proxy (i.e., the yellow sheet). Your designation of a proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                        By Order of the Board of Directors,


                                        JOEL D. TAUBER
                                        President

Southfield, Michigan
November 19, 2008

                              KEYCO BOND FUND, INC.
                         27777 FRANKLIN ROAD, SUITE 1630
                           SOUTHFIELD, MICHIGAN 48034

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, DECEMBER 16, 2008

     This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 19, 2008, to all shareholders of record on November 3, 2008, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held at 10:30 a.m., Detroit time, on Tuesday, December 16, 2008, at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, and at any adjournments thereof.

     Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting. Shares of the Company's stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein and in favor of the proposal to ratify the selection of auditors. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

     The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 3, 2008, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 1,267,258 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

     The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company's principal executive offices is 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034.

     COPIES OF THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE COMPANY AT 27777 FRANKLIN ROAD, SUITE 1630, SOUTHFIELD, MICHIGAN 48034 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL.

                       MATTERS TO COME BEFORE THE MEETING

(1)  ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as "proxies" on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld. The address for each Director is care of the Company at 27777 Franklin Road, Suite 1630, Southfield, MI 48034.

                                                                                                        OTHER         SHARES OF
                  POSITION(S)    TERM OF OFFICE                                                     DIRECTORSHIPS   COMMON STOCK
                   HELD WITH      AND LENGTH OF                                                        HELD BY      BENEFICIALLY
NAME AND AGE         FUND          TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    DIRECTOR (1)       OWNED
------------    --------------   --------------   -----------------------------------------------   -------------   ------------
                                                  DISINTERESTED DIRECTORS

Mark E.            Director       One year term   Partner in the firm Schlussel & Schefman,              None           None
Schlussel, 67                    Director since   attorneys (Birmingham, MI) since April 2004;
                                      1979        previously of counsel to the firm of Warner
                                                  Norcross and Judd, attorneys (Southfield, MI)
                                                  July 2002 to March 2004.

David K.           Director       One year term   Partner in the firm of Honigman Miller Schwartz    Director of        None
Page, 75                         Director since   and Cohn, attorneys (Detroit, MI) for more than    Meadowbrook
                                      1989        five years.                                         Insurance
                                                                                                     Group, Inc.

                                                  INTERESTED DIRECTORS(2)

Gail A.            Director,      One year term   Vice-President of the Company since September          None        470,529(3)
Dishell, 72     Vice-President   Director since   1979; Investor.
                                      1984

Thomas E.          Director,      One year term   CEO of Paramount Bancorp, Inc., a bank holding         None         24,715(4)
Purther, 43        Secretary     Director since   company (Farmington Hills, MI) since February
                                      1994        1998; Chairman of Paramount Bank, a commercial
                                                  bank (Farmington Hills, MI) since February
                                                  1998; Chairman of Paramount Bank of Nevada, a
                                                  commercial bank (Las Vegas, NV) since July
                                                  2007; Chairman and CEO of Cambridge Investors,
                                                  LLC, real estate acquisition, development and
                                                  management company (Farmington Hills, MI) since
                                                  June 2000; and a partner in Key Homes,
                                                  residential housing builder (Farmington Hills,
                                                  MI) December 1993 to December 2003.

Ellen T.           Director,      One year term   Portfolio manager of Highgate Partners, L.P.,          None         53,477(5)
Horing, 45         Treasurer     Director since   an investment partnership (Mt. Kisco, NY) since
                                      1995        January 1993; portfolio advisor and partner,
                                                  Sterling Stamos Capital Management, LP
                                                  (formerly SP Capital Management, LP) (New York,
                                                  NY) January 2003 to December 2004 and reduced
                                                  interest limited partner in Sterling Stamos
                                                  Capital Management, LP from December 2004 to
                                                  July 2007.

----------
(1) Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.

(2) Ms. Dishell, Mr. Purther and Ms. Horing are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company's Common Stock and/or the immediate family member of any of the foregoing.

(3) Includes certain shares pursuant to which Ms. Dishell is trustee. See "Principal Shareholders."

(4) These shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See "Principal Shareholders."

(5)  These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby
     M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See "Principal Shareholders."

     The nominees receiving a plurality of votes cast at the meeting will be elected directors. All of the nominees were previously elected as directors at the last annual meeting of shareholders. Shelby M. Tauber, Barbara J. Keywell and Gail A. Dishell, each of whom is also a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, and Ms. Horing is the daughter of Ms. Tauber. During the fiscal year ended September 30, 2008, the Board of Directors had no committees. Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 (i.e., Messrs. Schlussel and Page) (the "Disinterested Directors") were each paid $1,500 for the year ended September 30, 2008. The Company does not maintain any retirement plan or program for its officers or directors and the Company does not have any agreement or arrangement with any officer or director to pay any form of retirement benefit. During the year ended September 30, 2008, there was one meeting of the Board of Directors of the Company and there was one meeting of the shareholders of the Company. All directors were present at the meeting of the Board of Directors and none were present at the meeting of the shareholders. During the year ended September 30, 2008, no remuneration of any form was paid to the Company's officers or directors, other than as described above with respect to the Company's two outside directors and $39,000 for accounting and administrative services provided by an entity owned by an officer of the Company.

     The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of November 3, 2008, (i) in the Company and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Company.

                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN OR
                                                    TO BE OVERSEEN
                                                    BY DIRECTOR OR
                               DOLLAR RANGE OF    NOMINEE IN FAMILY
                              EQUITY SECURITIES     OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE     IN THE COMPANY        COMPANIES
---------------------------   -----------------   -----------------
INTERESTED DIRECTORS
   Gail A. Dishell              Over $100,000       Over $100,000
   Thomas E. Purther            Over $100,000       Over $100,000
   Ellen T. Horing              Over $100,000       Over $100,000
INDEPENDENT DIRECTORS
   Mark E. Schlussel                 None                None
   David K. Page                     None                None

(2)  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The directors of the Company who are not "interested persons" have unanimously appointed Grant Thornton LLP ("Grant Thornton"), registered independent public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 2009. Grant Thornton served in such capacity for the year ended September 30, 2008. Grant Thornton has no direct or indirect interest in the Company other than as its independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint Grant Thornton as the Company's independent public accountants. A representative of Grant Thornton is not expected to be present at the meeting.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FEES OF INDEPENDENT PUBLIC ACCOUNTANT

     The following table presents the fees for professional services rendered by Grant Thornton for the fiscal years ended September 30, 2007 and September 30, 2008.

FEE CATEGORY                   2007 FEES   2008 FEES
------------                   ---------   ---------
Audit fees..................    $17,000     $18,000
Audit-related fees..........          0           0
Tax fees....................      3,500       5,400
All other fees..............          0           0
                                -------     -------
Total fees..................    $20,500     $23,400
                                =======     =======

     Tax fees are fees billed for professional services rendered by Grant Thornton for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by Grant Thornton to be incompatible with the maintenance of Grant Thornton's independence.

     The Company's Board of Directors pre-approves all audit and permissible non-audit services rendered to the Company. Pre-approval by the Board of Directors of the services provided under the categories reported above was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than Grant Thornton's full-time permanent employees.

     No non-audit fees were billed by Grant Thornton for services rendered to the Company. The Company does not retain the services of an outside investment adviser and has not retained such services during the last two fiscal years. As a result, the Company's Board of Directors has not been required to consider whether non-audit services were rendered to such an investment adviser or any entity controlling, controlled by or under common control with such investment adviser.

REPORT OF BOARD OF DIRECTORS

     The Board of Directors received from the independent registered public accountants, Grant Thornton, and reviewed a formal written statement describing all relationships between Grant Thornton and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the independence of Grant Thornton.

     The Board of Directors discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements of the Company as of and for the fiscal year ended September 30, 2008, including the quality of accounting principles and significant judgments affecting the financial statements.

     The Board of Directors, based on the above-mentioned reviews and discussions with management and Grant Thornton, resolved that the Company's audited financial statements be included in its Annual Report to Shareholders for the year ended September 30, 2008 for filing with the Securities and Exchange Commission. The Board of Directors consists of Mark E. Schlussel, David
K. Page, Gail A. Dishell, Thomas E. Purther and Ellen T. Horing.

                               FURTHER INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents information regarding beneficial ownership of the Company's shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of November 3, 2008. Except as indicated in the table and footnotes below, each person exercises sole voting and investment power with respect to such shares.

                                                        SHARES OF
                                                      COMMON STOCK
                                                      BENEFICIALLY   PERCENTAGE
NAME OF BENEFICIAL OWNER                                  OWNED        OWNED
------------------------                              ------------   ----------
Gail A. Dishell....................................    470,529(1)       37.1%
Joel D. Tauber.....................................    197,169(2)       15.6%
Ellen T. Horing....................................     53,477(3)        4.2%
Thomas E. Purther..................................     24,715(4)        1.9%
Mark E. Schlussel..................................       none           0.0%
David K. Page......................................       none           0.0%
All executive officers and directors as a group....    692,413          54.6%

----------
(1) Includes 217,885 shares held in various trusts pursuant to which Ms. Dishell is a trustee with voting and investment powers.

(2) Includes 131,329 shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and investment powers. Does not include 12,857 shares held by Mr. Tauber's wife, as to which he disclaims any beneficial ownership.

(3)  These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby
     M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers.

(4) These shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers.

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning those persons who were, on November 3, 2008, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:

                  NAME AND ADDRESS OF                                                                 PERCENT
TITLE OF CLASS     BENEFICIAL OWNER                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP      OF CLASS
--------------   --------------------              -----------------------------------------------   --------
Common Stock     Shelby M. Tauber       226,904    Shares as to which Ms. Tauber exercises sole
                 150 East 69th Street              voting and investment powers
                 Apt. 27H
                 New York, NY           131,329    Shares held in various trusts pursuant to which
                                        -------    Ms. Tauber and Joel D. Tauber are co-trustees
                                                   with voting and investment powers
                                        358,233                                                        28.3%
                                        =======                                                        ====

Common Stock     Barbara J. Keywell     253,882    Shares as to which Ms. Keywell exercises sole
                 2200 Tottenham                    voting and investment powers
                 Bloomfield Hills, MI
                                         96,942    Shares held in various trusts pursuant to which
                                        -------    Ms. Keywell is sole trustee with voting and
                                                   investment powers
                                        350,824                                                        27.7%
                                        =======                                                        ====
Common Stock     Gail A. Dishell        252,644    Shares as to which Ms. Dishell exercises sole
                 26721 Carol                       voting and investment powers
                 Franklin, MI
                                        217,885    Shares held in various trusts pursuant to which
                                        -------    Ms. Dishell is a trustee with voting and
                                                   investment powers
                                        470,529                                                        37.1%
                                        =======                                                        ====
Common Stock     Joel D. Tauber          65,840    Shares as to which Mr. Tauber exercises sole
                 27777 Franklin Rd.                voting and investment powers
                 Suite 1630,
                 Southfield, MI         131,329    Shares held in various trusts pursuant to which
                                        -------    Mr. Tauber and Shelby M. Tauber are co-trustees
                                                   with voting and investment powers
                                        197,169(1)                                                     15.6%
                                        =======                                                        ====

----------
(1) Does not include 12,857 shares held by Mr. Tauber's wife, as to which he disclaims any beneficial ownership.

     All directors and officers of the Company, as a group, beneficially own 1,245,426 shares (98.3%) of the Company's outstanding Common Stock.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the Company's executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:

NAME AND AGE                           OFFICE AND TERM OF SERVICE
------------            --------------------------------------------------------
Joel D. Tauber, 73      President since October 1995. Also a manufacturing
                        executive, business consultant and investor since prior
                        to 1999; Chairman of the Board of Directors of KCL
                        Management Corp. (Chicago, IL) since December 2005;
                        Chairman of the Board of Keywell Corporation (Chicago,
                        IL) from 1996 to December 2005; Manager of Carolina
                        Precision Plastics, LLC (Asheboro, NC) from June 2004 to
                        December 2007; Co-Manager of Carolina Precision
                        Plastics, LLC (Asheboro, NC) from July 2002 to June
                        2004; Chairman of the Board of Key Plastics Holdings,
                        Inc. (Novi, MI) since July 1995.

Gail A. Dishell, 72     Vice President since September 1979.

Ellen T. Horing, 45     Treasurer since March 2003. Also portfolio manager of
                        Highgate Partners, L.P., an investment partnership (Mt.
                        Kisco, NY) since January 1993; portfolio advisor and
                        partner, Sterling Stamos Capital Management, LP
                        (formerly SP Capital Management, LP) (New York, NY)
                        January 2003 to December 2004 and reduced interest
                        limited partner in Sterling Stamos Capital Management,
                        LP from December 2004 to July 2007.

Thomas E. Purther, 43   Secretary since March 2003. Also CEO of Paramount
                        Bancorp, Inc., a bank holding company, Chairman of its
                        subisidiary Paramount Bank, a commercial bank
                        (Farmington Hills, MI) since February 1998, and Chairman
                        of its subsidiary Paramount Bank of Nevada (Las Vegas,
                        NV) since July 2007; Chairman and CEO of Cambridge
                        Investors, LLC, real estate acquisition, development and
                        management company (Farmington Hills, MI) since June
                        2000; and a partner in Key Homes, residential housing
                        builder (Farmington Hills, MI) from December 1993 to
                        December 2003.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The officers of the Company receive no compensation from the Company for their service as officers.

     Joel D. Tauber is President of the Company. He receives no compensation from the Company for his service as an officer.

     Ellen T. Horing is the Treasurer and the Chief Compliance Officer of the Company and a director. She receives no compensation from the Company for her service as a director or as an officer.

     Only the independent directors received compensation from the Company for their service as directors. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended September 30, 2008.

     The following table provides information regarding the compensation of the independent directors for the year ended September 30, 2008.

                                         TOTAL
                                     COMPENSATION
                    FEES EARNED OR     RECEIVED
NAME                 PAID IN CASH    FROM COMPANY
----                --------------   ------------
Mark E. Schlussel       $1,500          $1,500
David K. Page            1,500           1,500

     The Company does not pay any other compensation or any pension (retirement) benefits to any directors or officers.

COMMITTEES OF THE BOARD

     The Board of Directors as a whole performs the functions of an audit committee, nominating committee and compensation committee and there are no separate committees of the Board of Directors. The Company believes that this is appropriate due to its small size and that more than ninety-eight percent (98%) of the outstanding voting stock is owned by members of the Keywell family. The Board of Directors does not have an audit committee charter, a nominating committee charter or a compensation committee charter.

NOMINATING PROCESS

     The Board of Directors as a whole is responsible for the selection and nomination of directors. The Company does not retain a third party to assist in the identification of directors. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors will consider director candidates recommended by shareholders and therefore it does not believe that a formal policy is necessary. The Board of Directors as a whole selected and approved the director nominees contained in this proxy statement.

     When seeking to identify an individual to become a director, the Board of Directors will consult with incumbent directors, management and others. The Board of Directors will consider, among other factors, the background and reputation of potential candidates in terms of character, personal and professional integrity, business and financial experience and acumen, how a person would complement the other directors in providing a diversity of expertise and experience and a person's availability to devote sufficient time to Board of Director duties.

     To recommend a nominee, shareholders should write to the Company's Secretary c/o Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034. To be considered by the Board of Directors for nomination and inclusion in the Company's Proxy Statement for its 2009 Annual Meeting of Shareholders, a shareholder recommendation for a director must be received by the Company's Secretary no later than July 22, 2009. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

     Assuming the appropriate background material is provided for candidates submitted by shareholders, the process followed by the Board of Directors to identify and evaluate candidates described above will be used to evaluate those candidates submitted by shareholders and the Board of Directors will apply substantially the same criteria.

COMMUNICATIONS WITH DIRECTORS

     Stockholders may communicate with the Board of Directors or any individual director by sending a letter to Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034, Attn: Presiding Director (or any individual director). The Secretary will receive the correspondence and forward it to the presiding director or to any individual director or directors to whom the communication is directed. The Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the presiding director or to whichever director(s) the communication is addressed. If such communications are not a proper matter for Board attention, such individuals are authorized to direct such communication to the appropriate department. For example, stockholder requests for materials or information will be directed to investor relations personnel.

INFORMATION CONCERNING INVESTMENT MATTERS

Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

     The Board of Directors has decided not to retain the services of an outside investment adviser and, instead, has authorized the officers of the Company, with review provided by the interested directors of the Company (Gail A. Dishell, Ellen T. Horing and Thomas E. Purther), to make investment decisions internally.

     The Board's decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

          - The Company's investment objectives are relatively clear-cut and uncomplicated. The Company's primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is "to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company." As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

          - Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

          - The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

     The Company has entered into a Custodial Account Agreement with Comerica Bank pursuant to which the Bank provides certain custodial account services for the Company.

Portfolio -- Brokerage Allocation and Transactions

     The Company's investment portfolio has consisted, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivisions or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Bonds"). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company's portfolio securities.

     When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company's experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company's policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company's normal research activities. The Company believes that the types of research services and information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

     Based on a review of the reports filed by the Reporting Persons, during and with respect to the fiscal year ended September 30, 2008, and/or on representations of its Reporting Persons with respect to the fiscal year ended September 30, 2008, the Company believes that the foregoing reporting requirements have been satisfied by the Company's Reporting Persons.

OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

     Shareholder proposals intended to be presented at the 2009 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices no later than July 22, 2009. Shareholder proposals intended to be presented at the 2009 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Company at its principal executive offices no later than October 12, 2009, and the Company expects the persons named as proxies for the 2009 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2009 annual meeting.

Southfield, Michigan
November 19, 2008

                              KEYCO BOND FUND, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, DECEMBER 16, 2008

The undersigned shareholder hereby appoints JOEL D. TAUBER and DAVID SIMON, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Tuesday, December 16, 2008, at 10:30 a.m., Detroit time, or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 19, 2008.

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below or   [ ] WITHHOLD AUTHORITY to
         any substitute for any of them.        vote for all nominees listed
                                                below.

     (TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE, STRIKE THROUGH HIS OR HER NAME BELOW)

          Gail A. Dishell                             Mark E. Schlussel
          Thomas E. Purther                           David K. Page
                                 Ellen T. Horing

2. RATIFYING THE SELECTION of Grant Thornton LLP as the Company's registered independent public accountants for the year ending September 30, 2009.

         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 19, 2008. Proxies will be voted as instructed.

     AUTHORITY IS ALSO GRANTED TO SUCH PROXIES TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, PROXIES WILL VOTE AS FOLLOWS: (I) UNDER ITEM 1, FOR ELECTION OF THE NOMINEES NAMED ABOVE OR ANY SUBSTITUTED FOR ANY OF THEM; AND
(II) FOR ITEM 2.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 19, 2008.

                              Dated: ___________________________, 2008


                              ----------------------------------------
                              Signature


                              ----------------------------------------
                              Signature

                              Please sign exactly as your name appears hereon. If your stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. Return this completed proxy to:

                              Keyco Bond Fund, Inc.
                              27777 Franklin Road, Suite 1630
                              Southfield, MI 48034